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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 333-49564 and 333-76902.



                                                      /s/ ARTHUR ANDERSEN LLP


Nashville, Tennessee
March 14, 2002


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